UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-06041

The Central Europe and Russia Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269. In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling this number.

The foregoing information is also available on our web site: www.ceefund.com.

There are three closed-end funds investing in European equities managed by wholly-owned sub-sidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 for shareholder reports.

This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2011

The Central Europe and

Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the fiscal half-year ended April 30, 2011, the Central Europe and Russia Fund's total return based on net asset value was 19.06% in US dollar (USD) terms, while its total return based on market value was 19.34%. The Fund's benchmark, the MSCI Emerging Europe Index, returned 20.24% on a cumulative basis during the same period.1 Past performance is no guarantee of future results. Please see page 3 for complete performance results.

Emerging Europe turned in a strong fiscal half-year ended April 30, 2011, led by Russian equities, which were up close to 30% in US dollar (USD) terms in the period, as represented by the MSCI Russia Index.2 Equities in the CEE3 (Czech Republic, Hungary, and Poland) also posted healthy gains ranging from 16.7%–21.2%, with Turkey being the laggard, remaining flat for the period. Currencies across the region were equally strong, from +15% for the Russian ruble and over 21% rise for the Hungarian forint versus the USD. The Turkish lira fell by 1% versus the USD in the period.

The Russian equity market benefited from high commodity prices, particularly oil, while the CEE3 benefited from the positive influence that the strong German economy has upon the business climate in the region (CEE3 economies tend to be export driven, and the bulk of their exports are to Western Europe, primarily Germany). For the second quarter in a row, Turkish equities were the region's laggards (as seen from the CEE3's core markets perspective).

Much of the weakness seen in the Turkish equity market in the first fiscal half-year ended April 30, 2011 can be attributed to two issues: 1) the unrest in the Middle East and North Africa (MENA), where a number of Turkish companies have significant operations; and 2) the unconventional path the Central Bank of Turkey has taken towards monetary policy (keeping interest rates low in an effort to limit the Turkish lira's appreciation or weakening the currency while limiting credit growth through higher reserve requirements). These policies have raised concerns over the banking sector's ability to grow earnings. As a result, the shares of Turkish banks have underperformed their regional peers and the Turkish market over the past fiscal half-year ended April 30, 2011.

From a sector perspective, the top contributors in the fiscal half-year ended April 30, 2011, included telecommunication services, materials, and financials. The Fund's underweight in telecoms and financials proved beneficial in a period where both sectors ranked among the worst performers. The Fund's strong overweight in the materials sector made it the second-best contributor in the period.3 Top detractors include consumer staples, industrials, and energy. While the fund was underweight in the staples sector, Central European Distribution Corp., a vodka producer and liquor distributor in central and eastern Europe held in the fund, fell by close to 57% in the period after issuing a profit warning. In the energy sector, while stock-picking proved beneficial, the sector's underweight versus the benchmark hurt relative performance.

The Fund's discount to net asset value averaged 9.11% for the period in review, compared with 11.39% for the same period a year earlier.

The second half of the year 2011 may well prove to be more difficult for global equity markets given a number of headwinds that are developing. We expect markets in the developed world as well as in Emerging Europe to experience significant volatility in the April-to-June time frame due to a growing number of "concern" factors which include worries over the European sovereign debt crisis; uncertainty over the impact (if any) of the US Federal

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

Reserve Board's (the Fed's) second quantitative easing (QE2) program ending in June; near-term consequences of the Japanese earthquake and tsunami to corporate profits; monetary tightening in the Eurozone; geopolitical events particularly in the MENA region; and inflationary pressures due to higher commodity prices and their impact on consumers, as well as on corporate profit margins.4

We believe it is unlikely that the markets will continue to move higher without a period of consolidation and heightened volatility. We would not be surprised if a "growth scare" or talk of a period of "stagflation" were to hit the markets at some point in the near future.5 This would present an opportunity to buy shares we find interesting at lower levels.

Given CEE3's current positioning, the most significant risks to relative performance are a continuation of the strong performance from the Russian oil and gas stocks, especially Gazprom, where we hold below benchmark weights; and a sharp decline in the Turkish equity market and/or a depreciation of the Turkish lira, triggered by the recent election or increased concern over the extremely high current account deficit. The most significant risk to absolute return for the Fund is a sharp decline/collapse in commodity prices and commodity-related shares, particularly oil.

1  The Morgan Stanley Capital International (MSCI) Emerging Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-market countries of Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2  The MSCI Russia Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the Russian securities.

3   "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4  Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency. MENA refers to Middle East and North Africa regions.

5  Stagflation: An economic condition of both continuing inflation and stagnant business activity.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Vice President and Lead Portfolio Manager

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.ceefund.com

FUND HISTORY AS OF APRIL 30, 2011

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six-months ended April 30,	For the years ended October 31,
	2011(b)	2010	2009	2008	2007	2006
Net Asset Value(a)	19.06%	24.70%	53.78%	(61.27)%	42.32%	48.55	%(c)
Market Value(a)	19.34%	27.72%	68.05%	(65.28)%	41.83%	19.25%
MSCI Emerging Europe Index(d)	20.24%	19.52%	44.71%	(60.53)%	43.01%	35.94%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the Fund's market value during each period. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six-month period are not annualized.

(c)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(d)  MSCI Emerging Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging market countries of Europe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended October 31, 2010 and intends to elect to be subject to the Act for the fiscal year ending October 31, 2011.

FUND HISTORY AS OF APRIL 30, 2011 (continued)

STATISTICS:

Net Assets	$703,632,351
Shares Outstanding	13,572,869
Net Asset Value (NAV) Per Share	$51.84

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
12/31/10	01/28/11*	$0.2640	$—	$—	$0.2640
12/31/09	01/28/10**	$0.6506	$—	$—	$0.6506
12/15/08	12/31/08	$0.0702	$—	$—	$0.0702
12/21/07	12/31/07	$0.9477	$0.4648	$8.8442	$10.2567
12/21/06	12/28/06	$0.5840	$1.9400	$2.9920	$5.5160
12/20/05	12/30/05	$0.3300	$0.2150	$2.5070	$3.0520
12/22/04	12/31/04	$0.1700	$—	$—	$0.1700
12/22/03	12/31/03	$0.2200	$—	$—	$0.2200
11/19/01	11/29/01	$0.1000	$0.1300	$—	$0.2300

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/11)	1.09%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

  *  Although this distribution is payable in 2011, it may have been taxable for 2010.

  **  Although this distribution was paid in 2010, it may have been taxable for 2009.

10 LARGEST HOLDINGS AS OF APRIL 30, 2011 (As a % of Common and Preferred Stocks)

1.	Gazprom	15.3%
2.	Sberbank	9.9%
3.	LUKOIL	7.3%
4.	NovaTek	6.7%
5.	MMC Norilsk Nickel	4.0%
6.	Rosneft Oil	3.7%
7.	Tatneft	3.3%
8.	Mobile Telesystems	3.3%
9.	KGHM Polska Miedz	2.4%
10.	Powszechna Kasa Oszczednosci Bank Polski	2.3%

COUNTRY BREAKDOWN AS OF APRIL 30, 2011 (As a % of Common and Preferred Stocks)*

Russia 68.6%
Poland 12.5%
Czech Republic 1.3%
Hungary 2.0%
Turkey 15.6%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 7.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

*Securities listed in country where the significant business of the company is located.

INTERVIEW WITH THE VICE PRESIDENT AND LEAD PORTFOLIO MANAGER —

RAINER VERMEHREN

Question: The portfolio is somewhat overweight in Russia. Is the country winning back investor credibility?

Answer: The long-term positive correlation between the absolute level of the crude oil price and the investor's relative preference for Russia has reasserted itself in the first few months of this year. Fund flows to Russia-dedicated funds in the last weeks of 2010 and into 2011 support the view that investors are coming back to this market. Evidence of this turnaround is seen not only in portfolio flows, but also in corporate activity such as Rosneft's announcement of exploration co-operation with Exxon Mobil in the Black Sea; and PepsiCo being allowed to take over Wimm-Bill-Dann foods. Finally, the recent path of the crude oil price suggests that the Russian market is due to see renewed momentum in earnings per share (EPS) growth.1 We believe this will be an important signal, especially to those investors more cynical about the investment prospects in that country.

Question: Some claim that Hungary's economy is lifting out of a five-year slump. Do you share this view?

Answer: The key dynamic for Hungary right now is the strength of the German economy, which encompasses its own export sector, investment and now also consumption. Cyclically, Hungary is well placed to benefit as an economy and we believe that retail sales, a proxy measure for the economy, will begin to grow again on a year-over-year (YoY) basis. Supporting the pull-up in demand is the prospect of personal income tax rates being slashed to the 16% level, moving from the progressive system currently in place. The "man on the street" in Hungary is likely going to feel richer as a result of this change, perhaps less worried about his pension than the stock market investor worried about overhangs. Large uncertainties remain, however, including the general concern over "riskier" sovereigns, which Hungary is firmly in the camp of after its recent debt rating agency downgrades to the edge of investment grade. Also, the path of fiscal policy and the path of monetary policy lead to further uncertainty following three interest rate hikes imposed by the Hungarian Central Bank and with the upcoming prospect of a changing of the guard at that institution. While some aspects are turning more positive, we have not become exuberant yet, keeping in mind the new media law (allowing greater state intervention) and other reforms that have weighed on investor sentiment in the recent past.

Question: How is the fund currently positioned within the markets in which it invests?

Answer: The Fund heads into the second half of fiscal 2011 with approximately two-thirds of its assets allocated to Russian-related shares, putting it moderately overweight in Russia relative to its benchmark (BM), the MSCI Emerging Europe Index. Within the Russian portion of the portfolio, the significant overweight positions are plays on the domestic economy where we see robust demand growth coming through and signs of potential pickup in fixed-asset investment. The Fund also holds an above BM weight in Turkish equities where the Fund's focus is skewed towards industrials rather than the market-dominating banking sector. We believe that Turkish banks are likely to see earnings decline in 2011 on a YoY basis given the impact of higher reserve requirements and the high base in 2010 (strong 2010 results were at least partially driven from Treasury gains that are unlikely to be repeated this year). The Fund is underweight in each of the CEE3 markets, with the bulk of CEE's exposure to these markets residing in financials and a couple of procyclical, commodity-related names.2 In the short term especially, Polish stocks might be capped on their performance due to the still significant privatization pipeline of the Polish Treasury.

1  EPS (earnings per share) — An indicator of a company's profitability, EPS represents the portion of a company's profit allocated to each outstanding share of common stock.

2  The CEE3 markets represent the markets in the Czech Republic, Poland and Hungary.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2011 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN RUSSIAN SECURITIES – 66.2%
	COMMON STOCKS – 65.4%
	AIRLINES – 0.5%
1,500,000	Aeroflot – Russian Airlines	$3,637,500
	CHEMICALS – 1.5%
250,000	Uralkali (GDR) Reg S*	10,492,500
	COMMERCIAL BANKS – 9.6%
18,500,000	Sberbank	67,617,500
	CONSTRUCTION MATERIALS – 1.3%
1,000,000	LSR Group (GDR) Reg S	9,350,000
	ELECTRIC UTILITIES – 0.6%
216,633	OJSC Enel OGK-5 (GDR)*	971,166
600,000	RusHydro (ADR)*	3,117,000
		4,088,166
	FOOD & STAPLES RETAILING – 0.9%
247,710	Magnit (GDR) (144A)	6,585,321
	MEDIA – 1.2%
350,000	CTC Media†	8,256,500
	METALS & MINING – 8.9%
250,000	Evraz Group (GDR)*	8,475,000
276,100	Magnitogorsk Iron & Steel Works (GDR)	3,467,816
500,000	Mechel Steel Group†	14,265,000
100,000	MMC Norilsk Nickel	27,100,000
900,000	Raspadskaya*	5,976,000
200,000	Severstal (GDR) Reg S*	3,618,300
		62,902,116
	OIL, GAS & CONSUMABLE FUELS – 35.1%
3,198,000	Gazprom	26,383,500
4,620,000	Gazprom (ADR)	77,616,000
300,000	LUKOIL	20,764,620
415,000	LUKOIL (ADR)	28,726,300
325,000	NovaTek (GDR) Reg S	45,662,500
285,000	Rosneft Oil	2,543,599
2,500,000	Rosneft Oil (GDR) Reg S	22,312,500
500,000	Tatneft (ADR)	22,575,000
52,000	Vostok Gas*†	1,898
		246,585,917

Shares	Description	Value(a)
	ROAD & RAIL – 0.7%
250,000	Globaltrans Investment (GDR) Reg S	$4,947,500
	WIRELESS TELECOMMUNICATION SERVICES – 5.1%
1,200,000	Mobile Telesystems	10,260,000
325,000	Mobile Telesystems (ADR)	6,903,065
250,000	Mobile Telesystems (GDR) Reg S	5,310,050
200,000	Sistema JSFC (GDR) Reg S	5,638,000
525,000	VimpelCom Ltd. (ADR)	7,638,750
		35,749,865
	Total Common Stocks (cost $271,696,803)	460,212,885
	PREFERRED STOCKS – 0.8%
	OIL, GAS & CONSUMABLE FUELS – 0.8%
1,000,000	Surgutneftegaz (ADR)† (cost $4,690,963)	5,903,780
	Total Investments in Russian Securities (cost $276,387,766)	466,116,665
INVESTMENTS IN TURKISH COMMON STOCKS – 15.1%
	AIRLINES – 0.5%
1,142,857	Turk Hava Yollari*	3,369,290
	AUTOMOBILES – 0.5%
650,000	Tofas Turk Otomobil Fabrikasi	3,730,138
	BEVERAGES – 0.2%
70,868	Anadolu Efes Biracilik ve Malt Sanayii	1,088,845
	BUILDING PRODUCTS – 0.6%
1,750,000	Trakya Cam Sanayii*	4,274,458
	COMMERCIAL BANKS – 5.2%
3,500,000	Asya Katilim Bankasi	6,917,269
2,750,000	Turkiye Garanti Bankasi	14,228,496
500,000	Turkiye Halk Bankasi	4,317,137
2,500,010	Turkiye IS Bankasi	8,831,289
800,000	Yapi ve Kredi Bankasi*	2,516,087
		36,810,278

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2011 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN TURKISH COMMON STOCKS – 15.1% (continued)
	CONSTRUCTION & ENGINEERING – 1.5%
2,400,000	Tekfen Holding	$10,305,975
	DIVERSIFIED FINANCIAL SERVICES – 0.8%
1,000,000	Haci Omer Sabanci Holding	5,344,715
	FOOD & STAPLES RETAILING – 1.2%
150,000	Bim Birlesik Magazalar	5,219,960
750,000	Kiler Alisveris Hizmetleri Gida Sanayi ve Ticaret*	3,466,842
		8,686,802
	INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.6%
1,750,000	Akenerji Elektrik Uretim*	4,412,344
	INDUSTRIAL CONGLOMERATES – 0.9%
550,000	Akfen Holding*	4,405,778
500,000	Enka Insaat ve Sanayi	2,186,474
		6,592,252
	INSURANCE – 0.8%
1,500,000	Anadolu Hayat Emeklilik	5,515,430
	MEDIA – 0.5%
2,500,000	Hurriyet Gazetecilik*	3,250,164
	METALS & MINING – 0.6%
275,000	Koza Altin Isletmeleri	4,306,468
	OIL, GAS & CONSUMABLE FUELS – 0.6%
1,483,516	Turcas Petrolculuk	4,188,522
	TRANSPORTATION INFRASTRUCTURE – 0.6%
850,000	TAV Havalimanlari Holding*	4,286,277
	Total Investments in Turkish Common Stocks (cost $66,568,241)	106,161,958

Shares	Description	Value(a)
INVESTMENTS IN POLISH COMMON STOCKS – 12.1%
	COMMERCIAL BANKS – 3.8%
100,000	Bank Pekao	$6,561,581
35,000	BRE Bank*	4,566,709
900,000	Powszechna Kasa Oszczednosci Bank Polski	15,510,220
		26,638,510
	DIVERSIFIED FINANCIAL SERVICES – 0.8%
300,000	Warsaw Stock Exchange*	5,684,818
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.5%
1,950,000	Netia*	3,882,646
1,000,000	Telekomunikacja Polska	6,618,146
		10,500,792
	INSURANCE – 1.3%
65,000	Powszechny Zaklad Ubezpieczen	9,142,846
	MEDIA – 0.5%
500,000	TVN†	3,314,729
	METALS & MINING – 2.3%
225,000	KGHM Polska Miedz	16,570,820
	OIL, GAS & CONSUMABLE FUELS – 1.9%
275,000	Grupa Lotos*	4,926,936
400,000	Polski Koncern Naftowy Orlen*	8,341,504
		13,268,440
	Total Investments in Polish Common Stocks (cost $47,235,579)	85,120,955
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 1.9%
	COMMERCIAL BANKS – 1.9%
375,000	OTP Bank*	13,278,055
	Total Investments in Hungarian Common Stocks (cost $4,369,815)	13,278,055

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2011 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 1.3%
	COMMERCIAL BANKS – 0.3%
7,500	Komercni Banka	$1,978,643
	ELECTRIC UTILITIES – 1.0%
125,000	Ceske Energeticke Zavody	7,169,996
	Total Investments in Czech Republic Common Stocks (cost $2,110,830)	9,148,639
	Total Investments in Common and Preferred Stocks – 96.6% (cost $396,672,231)	679,826,272
SECURITIES LENDING COLLATERAL – 2.3%
16,375,877	Daily Assets Fund Institutional, 0.18% (cost $16,375,877)(b)(c)	16,375,877
CASH EQUIVALENTS – 1.6%
11,191,121	Central Cash Management Fund, 0.14% (cost $11,199,121)(c)	11,199,121
	Total Investments – 100.5% (cost $424,247,229)**	707,401,270
	Other Assets and Liabilities, Net – (0.5%)	(3,768,919)
	NET ASSETS – 100.0%	$703,632,351

*  Non-income producing security.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2011 amounted to $16,087,673, which is 2.3% of net assets.

**  The cost for federal income tax purposes was $424,332,779. At April 30, 2011, net unrealized appreciation for all securities based on tax cost was $283,068,491. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $289,921,316 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,852,825.

(a)  Value stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

Reg S – Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A – Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2011 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(d)
Russia	$386,742,301	$79,372,466	$1,898	$466,116,665
Turkey	106,161,958	—	—	106,161,958
Poland	85,120,955	—	—	85,120,955
Hungary	13,278,055	—	—	13,278,055
Czech Republic	9,148,639	—	—	9,148,639
Short-Term Instruments(d)	27,574,998	—	—	27,574,998
Total	$628,026,906	$79,372,466	$1,898	$707,401,270

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(d) See Schedule of Investments for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stocks
Russia
Balance as of October 31, 2010	$1,705
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	193
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of April 30, 2011	$1,898
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2011	$193

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2011 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $396,672,231) — including $16,087,673 of securities loaned	$679,826,272
Investment in Central Cash Management Fund (cost $11,199,121)	11,199,121
Investment in Daily Assets Fund Institutional (cost $16,375,877)*	16,375,877
Total Investments, at value (cost $424,247,229)	707,401,270
Foreign currency, at value (cost $11,736,459)	12,268,056
Dividends receivable	1,193,097
Interest receivable	5,278
Other assets	60,248
Total assets	720,927,949
LIABILITIES
Payable upon return of securities loaned	16,375,877
Management fee payable	316,174
Investment advisory fee payable	151,334
Payable for Directors' fees and expenses	29,339
Accrued expenses and other liabilities	422,874
Total liabilities	17,295,598
NET ASSETS	$703,632,351
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$507,018,736
Cost of 5,905,853 shares held in Treasury	(124,131,948)
Net investment loss	(955,048)
Accumulated net realized gain on investments and foreign currency	37,996,600
Net unrealized appreciation (depreciation) on investments and foreign currency	283,704,011
Net assets	$703,632,351
Net assets value per share ($703,632,351 ÷ 13,572,869 shares of common stock issued and outstanding)	$51.84

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six-months ended April 30, 2011
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $536,663)	$2,477,551
Interest	2,381
Income distributions — Central Cash Management Fund	11,353
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	59,428
Total investment income	2,550,713
Expenses:
Management fee	1,770,545
Investment advisory fee	847,875
Custodian fee	427,249
Services to shareholders	15,526
Reports to shareholders	65,932
Directors' fees and expenses	98,816
Professional fees	177,775
NYSE listing fee	11,828
Insurance	23,468
Miscellaneous	33,277
Net expenses	3,472,291
Net investment income (loss)	(921,578)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	57,589,364
Foreign currency	(131,789)
Reimbursement for losses on investments not meeting investment guidelines (Note 8)	(33,249)
Net realized gain (loss)	57,424,326
Change in net unrealized appreciation (depreciation) on:
Investments	55,764,566
Foreign currency	367,381
Change in net unrealized appreciation (depreciation)	56,131,947
Net gain (loss)	113,556,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,634,695

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six-months ended April 30, 2011 (unaudited)	For the year ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(921,578)	$4,255,194
Net realized gain (loss)	57,424,326	20,436,675
Change in net unrealized appreciation (depreciation)	56,131,947	90,711,929
Net increase in net assets resulting from operations	112,634,695	115,403,798
Distributions to shareholders from:
Net investment income	(3,599,627)	(9,399,907)
Capital share transactions:
Net proceeds from reinvestment of dividends (0 and 84,325 shares, respectively)	—	2,840,072
Cost of shares repurchased (67,322 and 1,089,502 shares, respectively)	(2,978,238)	(36,822,546)
Net decrease in net assets from capital share transactions	(2,978,238)	(33,982,474)
Total increase in net assets	106,056,830	72,021,417
NET ASSETS
Beginning of period	597,575,521	525,554,104
End of period (including net investment loss and undistributed net investment income of $955,048 and $3,566,157, as of April 30, 2011 and October 31, 2010, respectively)	$703,632,351	$597,575,521

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended April 30,		For the years ended October 31,
	2011 (unaudited)		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value:
Beginning of period	$43.81		$35.89	$23.38	$71.18	$55.18	$42.36
Net investment income (loss)(a)	(.07)		.30	.46	.80	.41	.55
Net realized and unrealized gain (loss) on investments and foreign currency	8.33		7.98	11.85	(38.16)	21.22	18.67
Increase (decrease) from investment operations	8.26		8.28	12.31	(37.36)	21.63	19.22
Distributions from net investment income	(.26)		(.65)	(.07)	(.95)	(.58)	(.33)
Distributions from net realized gains	—		—	—	(9.31)	(4.93)	(2.72)
Total distributions	(.26)		(.65)	(.07)	(10.26)	(5.51)	(3.05)
Dilution from rights offering	—		—	—	—	—	(2.85)
Dealer manager fees and operating costs	—		—	—	—	—	(.40)
Dilution in net asset value from dividend reinvestment	—		(.03)	—	(.22)	(.15)	(.10)
Increase resulting from share repurchases	.03		.32	.27	.04	.03	—
Net asset value:
End of period	$51.84		$43.81	$35.89	$23.38	$71.18	$55.18
Market value:
End of period	$47.11		$39.72	$31.70	$18.94	$64.20	$49.94
Total investment return for the period†
Based upon market value	19.34	%****	27.72%	68.05%	(65.28)%	41.83%	19.25%
Based upon net asset value	19.06	%****	24.70%	53.78%	(61.27)%	42.32%	48.55%*
Ratio to average net assets:
Total expenses	1.09	%***	1.14%	1.21%	1.10%	1.01%**	1.09%**
Net investment income (loss)	(.14	)%*****	.79%	1.86%	1.48%	.69%	1.08%
Portfolio turnover	18	%****	24%	50%	48%	34%	32%
Net assets at end of period (000's omitted)	$703,632		$597,576	$525,554	$372,957	$1,049,652	$772,722

  (a)  Based on average shares outstanding during the period.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the Fund's market value during each period. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  Return excludes the effect of the $3.25 dilution per share associated with the Fund's rights offering.

  **  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.00% and 1.04% for 2007 and 2006, respectively.

  ***  Annualized.

  ****  Not Annualized.

  *****  Not Annualized. The ratio for the six-months ended April 30, 2011 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2011 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2011 (unaudited) (continued)

interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2011) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at October 31, 2010 of approximately $19,342,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2011 (unaudited) (continued)

three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million.

Accordingly, for the six-months ended April 30, 2011, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.82% of the Fund's average daily net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six-months ended April 30, 2011, the amount charged to the Fund by DISC aggregated $15,526, of which $2,901 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six-months ended April 30, 2011, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of either the Manager or the Investment Adviser.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2011 (unaudited) (continued)

The Fund pays each Director who is not an "interested person" of the Manager or Investment Adviser retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six-months ended April 30, 2011 were $110,884,046 and $126,980,511, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six-months ended April 30, 2011 and the year ended October 31, 2010, the Fund purchased 67,322 and 1,089,502 of its shares of common stock on the open market at a total cost of $2,978,238 and $36,822,546 ($44.24 and $33.80 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 10.37% and 11.00%, respectively.

During the six-months ended April 30, 2011 and the year ended October 31, 2010, the Fund issued for dividend reinvestment 0 and 84,325 shares, respectively. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 0% and 12.90%, respectively.

NOTE 7. SHARE REPURCHASES

On July 20, 2010 the Fund announced that its Board of Directors authorized an extension of the repurchase program permitting the Fund to repurchase up to 1,300,000 shares during the twelve month period August 1, 2010 through July 31, 2011. The Fund repurchased 95,972 shares between August 1, 2010 and April 30, 2011. Purchases will be made when it is believed that such repurchases are advantageous to the Fund. The Fund provides monthly updates concerning its repurchase program on its web site at www.dws-investments.com.

NOTE 8. REIMBURSEMENT FOR LOSSES ON INVESTMENTS NOT MEETING INVESTMENT GUIDELINES

During the six-months ended April 30, 2011, the Advisor reimbursed the Fund $33,249 for losses on investments not meeting the investment guidelines of the Fund. The amount of the reimbursement was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

W. DOUGLAS BECK, CFA

President and Chief Executive Officer*

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President and Lead Portfolio Manager

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

JOHN MILLETTE

Secretary

R-22177-1 (6/11)

*  Effective May 19, 2011.

VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the lead portfolio manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Emerging Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest hold-ings, dividend data and shareholder inquiries, please call 1-800-437-6269.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs *
November 1 through November 30	5,242	$38.93	5,242	1,266,108
December 1 through December 31	0	$0.00	0	1,266,108
January 1 through January 31	0	$0.00	0	1,266,108
February 1 through February 28	0	$0.00	0	1,266,108
March 1 through March 31	43,808	$43.69	43,808	1,222,300
April 1 through April 30	18,272	$47.08	18,272	1,204,028
Total	67,322	$44.24	67,322

* On July 20, 2010 the Fund announced that its Board of Directors has authorized the extension of the current repurchase program permitting the Fund to repurchase of up to 1,300,000 shares during the period August 1, 2010- July 31, 2011.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/ W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 28, 2011